UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Apollo Global Management, Inc.

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Your Vote Counts! APOLLO GLOBAL MANAGEMENT, INC. 2026 Annual Meeting Vote by June 07, 2026 11:59 PM ET Hextone, Inc. P.O. Box 91421 Farmingdale, NY 11735 148,294 322,224 OF 2 Ricky Campana P.O. Box 123456 Suite 500 30# 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# invested in APOLLO GLOBAL MANAGEMENT, INC. and it’s time to vote! have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 08, 2026. informed before you vote the Annual Report, and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Vote in Person at the Meeting* Point your camera here and June 08, 2026 vote without entering a 12:00 PM EST control number Annual Meeting to be held virtually. To attend, you must register as a Beneficial Holder at: https://web.viewproxy.com/apollo/2026 by 11:59 PM ET on June 4, 2026 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

APOLLO GLOBAL MANAGEMENT, INC.
2026 Annual Meeting
Vote by June 07, 2026
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1A.	Marc Beilinson	For
1B.	James Belardi	For
1C.	Jessica Bibliowicz	For
1D.	Gary Cohn	For
1E.	Kerry Murphy Healey	For
1F.	Mitra Hormozi	For
1G.	Pamela Joyner	For
1H.	Scott Kleinman	For
1I.	Brian Leach	For
1J.	Marc Rowan	For
1K.	Lynn Swann	For
1L.	Patrick Toomey	For
1M.	James Zelter	For
2.	An advisory vote to approve the compensation of AGM's named executive officers (Say on Pay)	For
3.	An advisory vote on the frequency of future advisory votes to approve the compensation of AGM's named executive officers (Say on Frequency)	3 Years
4.	The ratification of the appointment of Deloitte & Touche LLP as AGM's independent registered public accounting firm for the fiscal year ending December 31, 2026.	For

NOTE: Annual Meeting to be held virtually. To attend, you must register as a Beneficial Holder by 11:59 PM ET on June 4, 2026, at: https://web.viewproxy.com/apollo/2026

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

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322,224
148,294

FLASHID-JOB#